Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,525,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	233,477.50
Total Offset Amount	0.00
Net Fee	$ 233,477.50
Final Prospectus	false